SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.  20549

                                    ________________


                                        FORM 8-K

                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the

                             Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) October 15, 1996.

                                      OMI Trust 1996-B
                   (Exact name of registrant as specified in charter)


            Pennsylvania               33-99320               Applied for
            (State or other jurisdiction  (Commission           (IRS Employer
             of incorporation)            File Number)       Identification No.)

         c/o PNC Bank, National Association
         Corporate Trust Department
         Attention:  Constantine Hromych
         1700 Market Street
         Philadelphia, Pennsylvania                             19103
                   (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code (215) 585-8738

 _______________________________________________________________________________
              (Former name or former address, if changed since last report.)

                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.  20549


                                    ________________



                                        FORM 8-K


                                     CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of the

                             Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) October 15, 1996.

                                      OMI Trust 1996-B
                   (Exact name of registrant as specified in charter)


            Pennsylvania               33-99320               Applied for
        (State or other jurisdiction  (Commission           (IRS Employer
          of incorporation)            File Number)       Identification No.)

         c/o PNC Bank, National Association
         Corporate Trust Department
         Attention:  Constantine Hromych
         1700 Market Street
         Philadelphia, Pennsylvania                             19103
                   (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code (215) 585-8738

 _______________________________________________________________________________
              (Former name or former address, if changed since last report.)

                                OMI Trust 1996-B

                                    Form 8-K


Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1995- B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on October 15, 1996. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on October 15, 1996.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


October 26, 1996

                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


October 26, 1996                                     /s/ DOUGLAS R. MUIR

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on October 15, 1996......................... 5-10

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on October 15, 1996.........................

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B            REPORT DATE:  OCTOBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 3
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:            Sep-96

                                      Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

Beginning                                                       Ending
Principal       Scheduled   Prepaid    Liquidated Contracts     Principal
Balance         Principal   Principal  Principal  Repurchased   Balance
--------------------------------------------------------------------------------


211,989,400.40 -528,671.20 -931,614.51   0.00       0.00      210,529,114.69
==============================================================================


Scheduled              Scheduled                          Amount
Gross      Servicing   Pass Thru   Liquidation Reserve    Available for
Interest      Fee      Interest    Proceeds    Fund Draw  Distribution
------------------------------------------------------------------------


 1,975,264.24 176,657.83 1,798,606.41    0.00        0.00    3,435,549.95
==========================================================================







                      Mezzanine Reserve Fund as of Cutoff Date
----------------------------------------------------------------


Beginning                      Investment      Balance Before     Reserve    Reserve      Balance After
Balance    Deposits  Distrib.  Interest    Current Distribution  Fund Draw  Fund Deposit Current Distribution    Excess
----------------------------------------------------------------------------------------------------------------------------------

432,057.02   0.00    -732.02   1,694.67        433,019.67           0.00       0.00          433,019.67         1,694.67
==================================================================================================================================


Reserve Fund Required Balance
-----------------------------------
Before Current     After Current
Distribution       Distribution
-----------------------------------
  431,325.00      431,325.00
===================================



Class B-1 Reserve Fund as of Cutoff Date

Beginning                     Investment     Balance Before     Reserve   Reserve         Balance After
Balance    Deposits  Distrib. Interest   Current Distribution  Fund Draw Fund Deposit    Current Distribution       Excess
-----------------------------------------------------------------------------------------------------------------------------------
324,101.79   0.00    -607.79   1,407.08       324,901.08         0.00      0.00           324,901.08             1,407.08
===================================================================================================================================

Reserve Fund Required Balance
-----------------------------------
Before Current     After Current
Distribution       Distribution
-----------------------------------
323,494.00      323,494.00
===================================

Class B-2 Reserve Fund as of Cutoff Date


Beginning                       Investment     Balance Before      Reserve      Reserve         Balance After
Balance    Deposits   Distrib.  Interest   Current Distribution   Fund Draw    Fund Deposit    Current Distribution       Excess
------------------------------------------------------------------------------------------------------------------------------------
34,632.97 181,029.03    0.00     0.00           215,662.00          0.00          0.00             215,662.00            0.00
====================================================================================================================================

  Reserve Fund Required Balance
-----------------------------------
  Before Current     After Current
  Distribution       Distribution
-----------------------------------
   215,662.00      215,662.00
===================================



                                    Certificate Account
---------------------------------------------------------------------------------------------------------------------

    Beginning                    Deposits                                        Investment             Ending
     Balance         Principal           Interest          Distributions          Interest             Balance
---------------------------------------------------------------------------------------------------------------------
  1,299,532.22     1,423,096.20        1,831,501.98        -3,595,503.80          3,699.64         962,326.24
=====================================================================================================================


                    P&I Advances at Distribution Date
---------------------------------------------------------------------------

    Beginning        Recovered            Current             Ending
     Balance          Advances           Advances             Balance
---------------------------------------------------------------------------


  1,120,875.58     1,120,875.58          1,107,169.19      1,107,169.19
===========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B            REPORT DATE:  OCTOBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER               POOL REPORT # 3
REMITTANCE REPORT
REPORTING MONTH:                          Sep-96                     Page 2 of 6




Class B Crossover Test                                                 Test Met?
----------------------------------------------------------------       ---------

(a) Remittance date on or after January 2001                               N

(b) Average 60 day Delinquency rate <=  5%                                 Y

(c) Average 30 day Delinquency rate <=  7%                                 Y

(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Aug. 1996 -Aug. 1997    4%                                 Y
                Jan 2001 -Aug. 2002     7%                                 N
                Aug. 2002 - Jan. 2003   8%                                 N
                Jan, 2003 -             9%                                 N

(e) Current realized loss ratio <=      2.75%                              Y

(f) Are class B principal balances plus Accelerated

     Principal Distributions > =        22.750%
     of stated scheduled pool balance

             Beginning B-1 balance                           17,198,234.15

             Beginning B-2 balance                           10,749,065.81

             Beginning Accelerated Principal Distribution        88,995.04
                                                             -------------
                                                             28,036,295.00
             Divided by beginning pool
             balance                                        211,989,400.40
                                                            --------------
                                                                   13.225% N
                                                            ==============

Average 60 day delinquency ratio:


                        Over 60s       Pool Balance           %
                      ----------------------------------------------

Current Mo                1,164,456.45      210,529,114.69  0.55%
1st Preceding Mo            605,558.95      211,989,400.40  0.29%
2nd Preceding Mo                  0.00      213,588,086.65  0.00%
                                             Divided by       3
                                                        ------------
                                                            0.28%
                                                        ============

Average 30 day delinquency ratio:

                        Over 30s       Pool Balance           %
                      ----------------------------------------------

Current Mo                3,562,009.64      210,529,114.69  1.69%
1st Preceding Mo          2,581,813.03      211,989,400.40  1.22%
2nd Preceding Mo            999,968.22      213,588,086.65  0.47%
                                             Divided by       3
                                                         ------------
                                                            1.13%
                                                         ============
Cumulative loss ratio:

                      Cumulative losses               0.00
                                    --------------------
Divided by Initial Certificate Principal    215,662,295.00  0.000%
                                                        ============

Current realized loss ratio:

                      Liquidation          Pool
                         Losses           Balance
                      ----------------------------------

Current Mo                        0.00      211,989,400.40
1st Preceding Mo                  0.00      213,588,086.65
2nd Preceding Mo                  0.00      215,662,295.02
                                                            0.000%
                                                          ============

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                  POOL REPORT # 3
REPORTING MONTH:                             Sep-96                  Page 3 of 6



                                                              Delinquency Analysis
                                             31 to 59 days         60 to 89 days    90 days and Over   Total Delinq.
                  No. of      Principal             Principal         Principal          Principal          Principal
                  Loans       Balance       #       Balance     #     Balance     #      Balance    #       Balance
                  --------------------------------------------------------------------------------------------------------

Excluding Repos    7,776   209,991,193.71   92    2,255,518.88  20  479,898.76    10   288,671.02   122   3,024,088.66

       Repos          21       537,920.98    7      142,034.31   9  263,423.87     5   132,462.80    21     537,920.98
                  --------------------------------------------------------------------------------------------------------

       Total       7,797   210,529,114.69   99    2,397,553.19  29  743,322.63    15   421,133.82   143   3,562,009.64
                  ========================================================================================================

                                                                                                   1.8%             1.69%
                                                                                                 =========================



                                 Repossession Analysis
        Active Repos             Reversal     Current Month
   Outstanding             (Redemption)     Repos             Cumulative Repos
       Principal            Principal        Principal           Principal
#      Balance       #       Balance   #     Balance        #    Balance
--------------------------------------------------------------------------------
21    537,920.98     0         0.00    16   431,964.85      21    537,920.98

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                                POOL REPORT # 3
REPORTING MONTH:              Sep-96                                 Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                         Liquidated
  Account     Customer    Principal     Sales      Insur.       Total
   Number       Name       Balance    Proceeds     Refunds    Proceeds
---------------------------------------------------------------------------


                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                                                                 0.00
                         --------------------------------------------------
                             0.00        0.00        0.00        0.00
                         ==================================================



                   Net                     Net        Current
Repossession   Liquidation  Unrecov.    Pass Thru   Period Net    Cumulative
  Expenses      Proceeds    Advances    Proceeds    Gain/(Loss)  Gain/(Loss)
-------------------------------------------------------------------------------
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
                   0.00                    0.00          0.00
-------------------------------------------------------------
    0.00           0.00      0.00          0.00          0.00          0.00
===========================================================================
As a percentage of the aggregate cut-off date principal balance        0.00
                                                                     ======

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                                POOL REPORT # 3
REPORTING MONTH:                          Sep-96
                                                                     Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                                         Original           Beginning          Current       Accelerated                    Ending
               Cert.                    Certificate        Certificate        Principal       Principal     Writedown    Certificate
               Class                     Balances            Balances          Payable       Distribution    Amounts       Balances
------------------------------------------------------------------------------------------------------------------------------------
A-1                                  45,290,000.00      41,617,105.38    -1,460,285.71           0.00        0.00      40,156,819.67
A-1 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

A-2                                  35,585,000.00      35,585,000.00             0.00           0.00        0.00      35,585,000.00
A-2 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

A-3                                  32,350,000.00      32,350,000.00             0.00           0.00        0.00      32,350,000.00
A-3 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

A-4                                  22,642,000.00      22,642,000.00             0.00           0.00        0.00      22,642,000.00
A-4 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

A-5                                  32,350,000.00      32,350,000.00             0.00           0.00        0.00      32,350,000.00
A-5 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

A-6                                  19,409,000.00      19,409,000.00             0.00           0.00        0.00      19,409,000.00
A-6 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

B-1                                  17,253,000.00      17,198,234.15             0.00     -54,355.93        0.00      17,143,878.22
B-1 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

B-2                                  10,783,295.00      10,749,065.81             0.00     -33,972.99        0.00      10,715,092.82
B-2 Outstanding Writedown                     0.00               0.00             0.00           0.00        0.00               0.00

Excess Asset Principal Balance                0.00          88,995.04             0.00      88,328.92        0.00         177,323.96


                                   -------------------------------------------------------------------------------------------------

                                    215,662,295.00     211,989,400.38    -1,460,285.71           0.00        0.00     210,529,114.67
                                   =================================================================================================


                                                               Principal Paid
               Cert.                               Pool        Per $1,000
               Class                              Factor       Denomination
-------------------------------------------------------------------------------

A-1                                                  88.66597%   32.24
A-1 Outstanding Writedown                             0.00        0.00

A-2                                                 100.00000%    0.00
A-2 Outstanding Writedown                             0.00        0.00

A-3                                                 100.00000%    0.00
A-3 Outstanding Writedown                             0.00        0.00

A-4                                                 100.00000%    0.00
A-4 Outstanding Writedown                             0.00        0.00

A-5                                                 100.00000%    0.00
A-5 Outstanding Writedown                             0.00        0.00

A-6                                                 100.00000%    0.00
A-6 Outstanding Writedown                             0.00        0.00

B-1                                                  99.36752%    3.15
B-1 Outstanding Writedown                             0.00        0.00

B-2                                                  99.36752%    3.15
B-2 Outstanding Writedown                             0.00        0.00

Excess Asset Principal Balance

OAKWOOD MORTGAGE INVESTORS, INC. 1996-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER               REPORT DATE:  OCTOBER 4, 1996
REMITTANCE REPORT                                  POOL REPORT # 3
REPORTING MONTH:                Sep-96
                                                   Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                         Interest Paid
       Certificate      Remittance Beginning     Current        Total  Interest  Ending  Per $1,000    Cert.      TOTAL
          Class            Rate    Balance       Accrual        Paid   Shortfall Balance Denomination  Class   DISTRIBUTION
                        --------------------------------------------------------------------------------------------------------


A-1                       5.6139%  0.00       194,695.57   194,695.57   0.00     0.00      4.68         A-1   1,654,981.28
A-1  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
A-1  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

A-2                       6.8000%  0.00       201,648.33   201,648.33   0.00     0.00      5.67         A-2     201,648.33
A-2  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
A-2  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

A-3                       7.1000%  0.00       191,404.17   191,404.17   0.00     0.00      5.92         A-3     191,404.17
A-3  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
A-3  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

A-4                       7.3500%  0.00       138,682.25   138,682.25   0.00     0.00      6.13         A-4     138,682.25
A-4  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
A-4  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

A-5                       7.6500%  0.00       206,231.25   206,231.25   0.00     0.00      6.38         A-5     206,231.25
A-5  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
A-5  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

A-6                       8.0000%  0.00       129,393.33   129,393.33   0.00     0.00      6.67         A-6     129,393.33
A-6  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
A-6  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

B-1                       8.3920%  0.00       120,272.98   120,272.98   0.00     0.00      6.99         B-1     174,628.91
B-1  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
B-1  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

B-2                       9.6440%  0.00        86,386.66    86,386.66   0.00     0.00      8.04         B-2     120,359.65
B-2  Carryover Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00
B-2  Writedown Interest   0.00     0.00             0.00         0.00   0.00     0.00      0.00

X                                 -0.00       441,562.95   441,562.95  -0.00    -0.00                    X      441,562.95

Service Fee                        0.00       176,657.83   176,657.83   0.00     0.00                           176,657.83
                            ---------------------------------------------------------                          -----------

                                  -0.00     1,886,935.32 1,886,935.32  -0.00    -0.00                         3,435,549.95
                            =========================================================                          ===========

